SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 26, 2005
(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2005-1 Mortgage Pass-Through Certificates, Series 2005-1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-106982 (Commission File Number)	06-1204982 (IRS Employer ID Number)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(212) 713-2000
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

⁭

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Certain Materials

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Mortgage Asset Securitization Transactions, Inc. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its MASTR Asset Securitization Trust 2005-1 Mortgage Pass-Through Certificates, Series 2005-1 (the “Certificates”).

In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates.  The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

The consolidated financial statements dated March 9, 2005 of Assured Guaranty Corp. (formerly known as ACE Guaranty Corp.), wholly owned, indirect subsidiary of Assured Guaranty Ltd. (“AGL”), as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of AGL for the year ended December 31, 2004, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-106982) of the Registrant (the “Prospectus”); and (iii) the Prospectus Supplement for MASTR Asset Securitization Trust 2005-1 Mortgage Pass-Through Certificates, Series 2005-1, (the “Prospectus Supplement”), and shall be deemed to be a part hereof.  The consent of PricewaterhouseCoopers LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as “Experts” in the Prospectus Supplement is attached hereto as Exhibit 23.1.

ITEM 9.01. Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/ Peter Ma

Name: Peter Ma

Title:

Director

By: /s/ Peter Slagowitz

Name:

Peter Slagowitz

Title:

Managing Director

Dated: May 26, 2005

EXHIBIT INDEX

Exhibit

Description

23.1

Consent of PricewaterhouseCoopers LLP

EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Prospectus Supplement of Mortgage Asset Securitization Transactions, Inc. Mortgage Pass-Through Certificates, Series 2005-1, of our report, dated March 9, 2005, relating to our audits of the consolidated financial statements of Assured Guaranty Corp. (formerly known as ACE Guaranty Corp.) as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, which appears as Exhibit 99.1 in Assured Guaranty Ltd’s Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.

/s/PricewaterhouseCoopers, LLP

PricewaterhouseCoopers, LLP

New York, New York

May 23, 2005